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                                                                    Exhibit h(4)

                      Taxable Auction Rate Preferred Stock
                          Real Estate Income Fund Inc.

           2,600 Shares, Series M Taxable Auction Rate Preferred Stock

                    Liquidation Preference $25,000 Per Share

                             UNDERWRITING AGREEMENT


                                             , 2002

Salomon Smith Barney Inc.

As Representative of the Several Underwriters
 c/o Salomon Smith Barney Inc.
     388 Greenwich Street
     New York, New York 10013

Dear Sirs:

      The undersigned, Real Estate Income Fund Inc., a Maryland corporation (the "Fund"), Citi Fund Management Inc., a Delaware corporation (the "Investment Manager") and AEW Management and Advisors, L.P., a Delaware limited partnership (the "Sub-Adviser" which together with the Investment Manager are hereinafter collectively referred to as the "Advisers"), address you as an underwriter and as the representative ("Representative") of each of the other persons, firms and corporations, if any, listed in Schedule I hereto (the "Underwriters"), it being understood that, if the Representative is the only Underwriter, the term "Underwriters" as used in this Agreement refers solely to the Representative. The Fund proposes to issue and sell an aggregate of 2,600 shares of its Series M Taxable Auction Rate Preferred Stock, liquidation preference of $25,000 per share ("Shares"). The Shares will be authorized by, and subject to the terms and conditions of, the Articles Supplementary of the Fund (the "Articles Supplementary"), in the form filed as an exhibit to the Registration Statement referred to in Section 1 of this Agreement. The Fund and the Advisers wish to confirm as follows their agreements with you and the other Underwriters, if any, in connection with the purchase of the Shares by the Underwriters.

      Collectively, the Investment Management Agreement dated as of July 25, 2002 between the Fund and the Investment Manager (the "Investment Management Agreement"); the Sub-Investment Advisory Agreement dated as of July 25, 2002 among the Fund, the Investment Manager and the Sub-Adviser (the "Sub-Advisory Agreement" which together with the Investment Management Agreement are

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hereinafter collectively referred to as the "Advisory Agreements"); the Master
Custodian Agreement dated as of June 29, 2001 between certain management investment companies and State Street Bank and Trust Company; the Additional Fund Agreement dated as of July 12, 2002 between the Fund and State Street Bank and Trust Company; the Auction Agency Agreement to be dated as of September 30, 2002, between the Fund and Deutsche Bank Trust Company Americas (the "Auction Agent"); and the Broker-Dealer Agreement to be dated as of September, 30, 2002 between the Fund, Salomon Smith Barney Inc. and the Auction Agent are hereinafter referred to as the "Fund Agreements." This Underwriting Agreement is hereinafter referred to as the "Agreement."

1. REGISTRATION STATEMENT AND PROSPECTUS. The Fund has prepared and filed with the Securities and Exchange Commission (the "Commission") in conformity with the provisions of the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and the published rules and regulations of the Commission promulgated under the 1933 Act (the "1933 Act Rules and Regulations") and the 1940 Act (the "1940 Act Rules and Regulations" and, together with the 1933 Act Rules and Regulations, the "Rules and Regulations") a registration statement on Form N-2 (File Nos. 333-97975 and 811-21098), under the 1933 Act and the 1940 Act (the "registration statement"), including a prospectus relating to the Shares. The Fund also has filed a notification of registration of the Fund as an investment company under the 1940 Act on Form N-8A (the "1940 Act Notification"). The term "Registration Statement" as used in this Agreement means the registration statement (including all financial schedules and exhibits), as amended at the time it becomes effective under the 1933 Act or, if the registration statement became effective under the 1933 Act prior to the execution of this Agreement, as amended or supplemented at the time it became effective prior to the execution of this Agreement, and includes any information deemed to be included by Rule 430A under the 1933 Act Rules and Regulations. If it is contemplated, at the time this Agreement is executed, that a post-effective amendment to the registration statement will be filed under the 1933 Act and must be declared effective before the offering of the Shares may commence, the term "Registration Statement" as used in this Agreement means the registration statement as amended by said post-effective amendment. If the Fund has filed an abbreviated registration statement to register an additional amount of Shares pursuant to Rule 462(b) under the 1933 Act (the "Rule 462 Registration Statement"), then any reference herein to the term "Registration Statement" shall include such Rule 462 Registration Statement. The term "Prospectus" as used in this Agreement means the prospectus and statement of additional information in the forms included in the Registration Statement or, if the prospectus and statement of additional information included in the Registration Statement omit information in reliance on Rule 430A under the 1933 Act Rules and Regulations and such information is included in a prospectus and statement of additional information filed with the Commission pursuant to Rule 497(h) under the 1933 Act Rules and Regulations, the term "Prospectus" as used in this Agreement means the prospectus and statement of additional information in the forms included in the Registration Statement as supplemented by the addition of the information contained in the prospectus and the statement of additional information filed with the Commission pursuant to Rule 497(h). The term "Prepricing Prospectus" as used in this Agreement means the prospectus and statement of additional information subject to completion in the forms included

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in the registration statement at the time of the initial filing of the registration statement with the Commission on August 12, 2002 and as such prospectus and statement of additional information shall have been amended from time to time prior to the date of the Prospectus, together with any other prospectus and statement of additional information relating to the Fund other than the Prospectus approved in writing by or directly or indirectly prepared by the Fund or the Advisers; it being understood that the definition of Prepricing Prospectus above shall not include any Prepricing Prospectus prepared by the Underwriters unless approved in writing by the Fund or the Advisers. The terms "Registration Statement," "Prospectus" and "Prepricing Prospectus" shall also include any financial statements incorporated by reference therein.

      The Fund has furnished the Representative with copies of such registration statement, each amendment to such registration statement filed with the Commission and each Prepricing Prospectus, and the Representative has provided the same to the other Underwriters.

2. AGREEMENTS TO SELL AND PURCHASE. The Fund hereby agrees, subject to all the terms and conditions set forth herein, to issue and to sell to each Underwriter and, upon the basis of the representations, warranties and agreements of the Fund, the Investment Manager and the Sub-Adviser herein contained and subject to all the terms and conditions set forth herein, each Underwriter agrees, severally and not jointly, to purchase from the Fund, at a purchase price of $ per Share, the number of shares of Series M Shares set forth opposite the name of such Underwriter in Schedule I hereto.

3. TERMS OF PUBLIC OFFERING. The Fund and the Advisers have been advised by you that the Underwriters propose to make a public offering of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable and initially to offer the Shares upon the terms set forth in the Prospectus.

4. DELIVERY OF THE SHARES AND PAYMENT THEREFOR.

   (a) Delivery to the Underwriters of and payment to the Fund for the Shares shall be made at the office of Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036, or through the facilities of the Depository Trust Company or at another mutually agreeable facility, at 9:30 A.M., New York City time, on September 30, 2002 (the "Closing Date"). The place of closing for the Shares and the Closing Date may be varied by agreement between you and the Fund. A certificate for the Series M Shares shall be registered in such name as the Underwriters shall request prior to 9:30 A.M., New York City time, on

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the second business day preceding the Closing Date. The certificate evidencing the Shares shall be delivered as directed by the Underwriters on the Closing Date through the facilities of the Depository Trust Company or another mutually agreeable facility against payment of the purchase price therefor in immediately available funds to the order of the Fund.

5. AGREEMENTS OF THE FUND AND THE ADVISERS. The Fund and the Investment Manager, jointly and severally, and the Sub-Adviser, severally but not jointly, with respect to paragraphs (b), (f)(ii), (j), (k), (l), (m) and (p) of this Section 5, agree with the Underwriters as follows:

   (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective under the 1933 Act before the offering of the Shares may commence, the Fund will use its best efforts to cause the Registration Statement or such post-effective amendment to become effective under the 1933 Act as soon as possible. If the Registration Statement has become effective and the Prospectus contained therein omits certain information at the time of effectiveness pursuant to Rule 430A of the 1933 Act Rules and Regulations, the Fund will file a prospectus including such information pursuant to Rule 497(h) of the 1933 Act Rules and Regulations, as promptly as practicable, but no later than the second business day following the earlier of the date of the determination of the offering price of the Shares or the date the Prospectus is first used after the effective date of the Registration Statement. If the Registration Statement has become effective and the Prospectus contained therein does not so omit such information, the Fund will file a Prospectus pursuant to Rule 497(c) or (j) of the 1933 Act Rules and Regulations as promptly as practicable, but no later than the fifth business day following the date of the later of the effective date of the Registration Statement or the commencement of the public offering of the Shares after the effective date of the Registration Statement. The Fund will advise the Underwriters promptly and, if requested by the Underwriters, will confirm such advice in writing (i) when the Registration Statement or such post-effective amendment has become effective, and (ii) when the Prospectus has been timely filed pursuant to Rule 497(c) or Rule 497(h) of the 1933 Act Rules and Regulations or the certification permitted pursuant to Rule 497(j) of the 1933 Act Rules and Regulations has been timely filed, whichever is applicable.

   (b) For a period of three years from the date hereof, unless otherwise provided herein, the Fund will advise you promptly and, if requested by you, will confirm such advice in writing:

       (i) of any request made by the Commission for amendment of or a supplement to the Registration Statement, any Prepricing Prospectus or the Prospectus (or any amendment or supplement to any of the foregoing) or for additional information,

       (ii) of the issuance by the Commission, the National Association of Securities Dealers, Inc. (the "NASD"), any state securities

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commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official of any order suspending the effectiveness of the Registration Statement, prohibiting or suspending the use of the Prospectus or any Prepricing Prospectus, or any advertising, sales literature or other promotional material (including "prospectus wrappers") intended for public distribution and authorized in writing or prepared by the Fund or the Advisers for use in connection with the offering and sale of the Shares (collectively, "sales material"), of any notice pursuant to Section 8(e) of the 1940 Act, of the suspension of qualification of the Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purposes,

       (iii) of receipt by the Fund, the Advisers, any affiliate of the Fund or the Advisers or any representative or attorney of the Fund or the Advisers of any other material communication from the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official relating to the Fund, the Registration Statement, the 1940 Act Notification, the Prospectus, any Prepricing Prospectus, any sales material (or any amendment or supplement to any of the foregoing) or this Agreement or any of the Fund Agreements and

       (iv) within the period of time referred to in paragraph (f) below, of any material adverse change in the condition (financial or other), assets or results of operations of the Fund or any event which should reasonably be expected to have a material adverse effect on the ability of either Adviser to perform its respective obligations under this Agreement and the Advisory Agreements to which it is a party (in either case, other than as a result of changes in market conditions generally or the market for real estate securities generally) or of the happening of any other event which makes any statement of a material fact made in the Registration Statement or the Prospectus, or any Prepricing Prospectus or any sales material (or any amendment or supplement to any of the foregoing) untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus, or any Prepricing Prospectus or any sales material (or any amendment or supplement to any of the foregoing) in order to state a material fact required by the 1933 Act, the 1940 Act or the Rules and Regulations to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made), not misleading or of the necessity to amend or supplement the Registration Statement, the Prospectus, or any Prepricing Prospectus or any sales material (or any amendment or supplement to any of the foregoing) to comply with the 1933 Act, the 1940 Act, the Rules and Regulations or any other law or order of any court or regulatory body. If at any time the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official shall issue any order suspending the effectiveness of the Registration Statement, prohibiting or suspending the use of the Prospectus or any sales material (or any amendment or supplement to any of the foregoing) or suspending the qualification

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of the Shares for offering or sale in any jurisdiction, the Fund will make every reasonable effort to obtain the withdrawal of such order at the earliest possible time.

   (c) The Fund will furnish to you, without charge, one signed copy of the registration statement as originally filed with the Commission and of each amendment thereto, including financial statements and all exhibits thereto, and will also furnish to you, without charge, such number of conformed copies of the registration statement as originally filed and of each amendment thereto, but without exhibits, as you may reasonably request.

   (d) Within five years from the date hereof, the Fund will not (i) file any amendment to the registration statement or make any amendment or supplement to the Prospectus, any Prepricing Prospectus, or any sales material, of which you shall not previously have been advised or to which you shall reasonably object after being so advised or (ii) so long as, in the opinion of counsel for the Underwriters, a Prospectus is required by the 1933 Act to be delivered in connection with sales by the Underwriters or any dealer, file any information, documents or reports pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), without delivering a copy of such information, documents or reports to you prior to or concurrently with such filing.

   (e) Prior to the execution and delivery of this Agreement, the Fund has delivered to you, without charge, in such quantities as you have requested, copies of each form of the Prepricing Prospectus. The Fund consents to the use, in accordance with the provisions of the 1933 Act and with the state securities or blue sky laws of the jurisdictions in which the Shares are offered by the Underwriters and by dealers, prior to the date of the Prospectus, of each Prepricing Prospectus so furnished by the Fund.

   (f) (i) As soon after the execution and delivery of this Agreement as practicable and thereafter from time to time for such period as in the opinion of counsel for the Underwriters a prospectus is required by the 1933 Act to be delivered in connection with sales of Shares by the Underwriters or any dealer, the Fund will, as promptly as practicable, deliver to the Underwriters and each dealer, without charge, as many copies of the Prospectus (and of any amendment or supplement thereto) as the Underwriters may reasonably request. The Fund consents to the use of the Prospectus (and of any amendment or supplement thereto) in accordance with the provisions of the 1933 Act and with the state securities or blue sky laws of the jurisdictions in which the Shares are offered by the Underwriters and by all dealers to whom Shares may be sold, both in connection with the offering and sale of the Shares and for such period of time thereafter as the Prospectus is required by the 1933 Act to be delivered in connection with sales by the Underwriters or any dealer.

       (ii) If during such period of time any event shall occur that in the judgment of the Fund or in the opinion of counsel for the Underwriters is required to be set forth in the Registration Statement or the Prospectus (as then amended or

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supplemented) or should be set forth therein in order to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading, or if it is necessary to supplement or amend the Registration Statement or the Prospectus to comply with the 1933 Act, the 1940 Act, the Rules and Regulations or any other federal law, rule or regulation, or any state securities or blue sky disclosure laws, rules or regulations, the Fund will forthwith prepare and, subject to the provisions of paragraph (d) above, promptly file with the Commission an appropriate supplement or amendment thereto, and will, as promptly as practicable, furnish to the Underwriters and dealers, without charge, a reasonable number of copies thereof; provided, if the amendment or supplement is required solely as a result of a misstatement in or omission from any information provided to the Fund by the Underwriters, the Fund may deliver such amendment or supplement at cost.

       (iii) In the event that the Fund and the Underwriters agree that the Registration Statement or the Prospectus should be amended or supplemented, the Fund will promptly issue a press release announcing or disclosing the matters to be covered by the proposed amendment or supplement.

   (g) The Fund will cooperate with you and with counsel for the Underwriters in connection with the registration or qualification of the Shares for offering and sale by the several Underwriters and by dealers under the securities or blue sky laws of such jurisdictions as you may designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such registration or qualification; provided that in no event shall the Fund be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Shares, in any jurisdiction where it is not now so subject.

   (h) No later than the last day of the 18th full calendar month following the calendar quarter in which the effective date of the Registration Statement falls, the Fund will make generally available to its security holders an earnings statement (which need not be audited) satisfying the provisions of
Section 11(a) of the 1933 Act and Rule 158 of the 1933 Act Rules and
Regulations.

   (i) During the period of three years after the date of this Agreement, the Fund will furnish to you (i) as soon as available, a copy of each report of the Fund mailed to stockholders or filed with the Commission or furnished to the New York Stock Exchange (the "NYSE") other than reports on Form N-SAR, and (ii) from time to time such other information concerning the Fund as the Underwriters may reasonably request.

   (j) If this Agreement shall terminate or shall be terminated after execution pursuant to any provisions hereof (otherwise than pursuant to the third paragraph of Section 12(b) hereof or by notice given by the Underwriters terminating this Agreement pursuant to Section 12 or Section 13 hereof) or if this

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Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Fund, the Investment Manager or the Sub-Adviser to comply with any material term or fulfill any material condition of this Agreement required to be complied with or fulfilled by them, the Fund agrees to reimburse the Underwriters for all out-of-pocket expenses (including reasonable fees and expenses of counsel for the Underwriters) incurred by the Underwriters in connection herewith.

   (k) The Fund will apply the net proceeds from the sale of the Shares in accordance with the description set forth in the Prospectus and in such a manner as to comply with the investment objectives, policies and restrictions of the Fund as described in the Prospectus.

   (l) Except as stated in this Agreement and in the Prepricing Prospectus and the Prospectus, neither the Fund nor the Advisers have taken, nor will they take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any securities issued by the Fund to facilitate the sale or resale of the Shares.

   (m) The Fund and the Advisers will use commercially reasonable efforts to perform all of the agreements required of them and discharge all conditions to closing as set forth in this Agreement.

   (n) The Fund will comply with the undertaking set forth in paragraph 6 of
Item 33 of Part C of the Registration Statement.

   (o) The Fund will use its best efforts to cause the Shares, prior to the Closing Date, to be assigned a rating of `Aaa' by Moody's Investors Service, Inc. ("Moody's") and `AAA' by Fitch Ratings ("Fitch" and, together with Moody's, the "Rating Agencies").

   (p) Except as provided in this Agreement, so long as the Shares remain outstanding, the Fund and the Advisers will not sell, contract to sell or otherwise dispose of, any senior securities (as defined in 1940 Act) (other than senior securities sold in an underwritten offering lead-managed by Salomon Smith Barney Inc.) of the Fund, or grant any options or warrants to purchase senior securities of the Fund, for a period of 120 days after the date of the Prospectus, without the prior written consent of Salomon Smith Barney Inc.

6. REPRESENTATIONS AND WARRANTIES OF THE FUND AND THE ADVISERS.

   (a) The Fund and the Investment Manager, jointly and severally, represent and warrant to the Underwriters that:

       (i) Each Prepricing Prospectus included as part of the registration statement as originally filed or as part of any amendment or supplement thereto, or filed pursuant to Rule 497 of the 1933 Act Rules and

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Regulations, complied when so filed with the Commission in all material respects with the applicable provisions of the 1933 Act, the 1940 Act and the Rules and Regulations, except that this representation and warranty does not apply to statements in or omissions from a Prepricing Prospectus made in reliance upon and in conformity with information relating to the Representative furnished to the Fund in writing by or on behalf of the Representative expressly for use therein. The Commission has not issued any order preventing or suspending the use of any Prepricing Prospectus.

       (ii) The Registration Statement in the form in which it became or becomes effective and also in such form as it may be when any post-effective amendment thereto shall become effective and the Prospectus and any supplement or amendment thereto when filed with the Commission under Rule 497 of the 1933 Act Rules and Regulations and the 1940 Act Notification when originally filed with the Commission and any amendment or supplement thereto when filed with the Commission, complied or will comply in all material respects with the provisions of the 1933 Act, the 1940 Act and the Rules and Regulations and did not or will not at any such times contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading, except that this representation and warranty does not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information relating to the Underwriters furnished to the Fund in writing by or on behalf of the Underwriters expressly for use therein.

       (iii) All the outstanding shares of common stock of the Fund, par value $0.001 per share (the "Common Shares"), have been duly authorized and validly issued by the Fund, are fully paid and nonassessable and are free of any preemptive or similar rights; the Shares have been duly authorized and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will be validly issued by the Fund, fully paid and nonassessable and free of any preemptive or similar rights and will conform in all material respects to the description thereof in the Registration Statement and the Prospectus (and any amendment or supplement to either of them); and the capitalization of the Fund conforms in all material respects to the description thereof in the Registration Statement and the Prospectus (and any amendment or supplement to either of them).

       (iv) The Fund is a corporation duly incorporated and validly existing under the laws of the State of Maryland with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, prospects, assets or results of operations of the Fund, whether or not arising in the ordinary course of business (a "Material Adverse Effect"); and the Fund has no subsidiaries.

       (v) There are no legal or governmental proceedings pending or, to the knowledge of the Fund, threatened, against the Fund, or to which the Fund or any of its properties is subject, that are required to be described in the Registration Statement or the Prospectus (and any amendment or supplement to either of them) but are not described as required, and there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus (and any amendment or supplement to either of them) or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the 1933 Act, the 1940 Act or the Rules and Regulations.

       (vi) The Fund is not in violation of its Amended and Restated Articles of Incorporation (the "Charter"), Articles Supplementary or Bylaws (the "Bylaws"), or other organizational documents or of any law, ordinance, administrative or governmental rule or regulation applicable to the Fund or of any decree of the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or governmental agency, body or official having jurisdiction over the Fund, or in default in any respect in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any material agreement, indenture, lease or other instrument to which the Fund is a party or by which it or any of its properties may be bound, except where such violation or default does not have a Material Adverse Effect.

       (vii) Neither the issuance and sale of the Shares, the execution, delivery or performance of this Agreement or any of the Fund Agreements by the Fund, nor the consummation by the Fund of the transactions contemplated hereby or thereby (1) requires any consent, approval, authorization or other order of, or registration or filing with, the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may have been obtained or made prior to the date hereof and such as may be required for compliance with the state securities or blue sky laws of various jurisdictions and the filing and acceptance for record of the Articles Supplementary with the State Department of Assessments and Taxation of the State of Maryland which have been or will be effected in accordance with this Agreement) or conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the Charter, the Bylaws or other organizational documents of the Fund or (2) conflicts or will conflict with or constitutes or will constitute a material breach of, or a default under, any material agreement, indenture, lease or other instrument to which the Fund is a party or by which it or any of its properties may be bound, or violates or will violate any material statute, law, regulation or judgment, injunction, order or decree applicable to the Fund or any of its properties, or will result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of the Fund pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of its property or assets is subject. The Fund is not subject to any order of any court or of any arbitrator, governmental authority or administrative agency.

       (viii) The accountants, KPMG LLP, who have certified or shall certify the audited financial statements included or incorporated by reference in the Registration Statement and the Prospectus (or any amendment or supplement to either of them) have represented to the Fund that they are independent public accountants as required by the 1933 Act, the 1940 Act and the Rules and Regulations.

       (ix) The financial statements, together with related schedules and notes, included or incorporated by reference in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), present fairly in all material respects the financial position, results of operations and changes in financial position of the Fund on the basis stated or incorporated by reference in the Registration Statement and the Prospectus at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data included in the Registration Statement and the Prospectus (and any amendment or supplement to either of them) in all material respects are accurately presented.

       (x) The Fund, subject to the Registration Statement having been declared effective and the filing of the Prospectus under Rule 497 under the 1933 Act Rules and Regulations, has taken all required action under the 1933 Act, the 1940 Act and the Rules and Regulations to make the public offering and consummate the sale of the Shares as contemplated by this Agreement.

       (xi) The execution and delivery of, and the performance by the Fund of its obligations under, this Agreement and the Fund Agreements have been duly and validly authorized by the Fund, and this Agreement and the Fund Agreements have been duly executed and delivered by the Fund and, assuming due authorization, execution and delivery by the other parties thereto, constitute the valid and legally binding agreements of the Fund, enforceable against the Fund in accordance with their terms, except as enforcement of rights to indemnity and contribution hereunder and thereunder may be limited by considerations of public policy or federal or state securities laws and subject to the qualification that the enforceability of the Fund's obligations hereunder and thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, liquidation, receivership, conservatorship, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law) and fair dealing.

       (xii) Except as disclosed in or contemplated by the Registration Statement and the Prospectus (or any amendment or supplement to either of them), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), the Fund has not entered into any transaction, not in the ordinary course of business, incurred any liability or obligation, direct or contingent, that is material to the Fund, and there has not been any change in the capital stock, or material increase in the short-term debt or long-term debt, of the Fund, or any material adverse change, or any development involving or which may reasonably be expected to involve a Material Adverse Effect.

       (xiii) The Fund has not distributed and, prior to the later to occur of
(1) the Closing Date and (2) completion of the distribution of the Shares, will not distribute any offering material in connection with the offering and sale of the Shares other than the Registration Statement, the Prepricing Prospectus, the Prospectus or other materials, if any, permitted by the 1933 Act, the 1940 Act or the Rules and Regulations.

       (xiv) (1) The Fund has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("Permits") as are necessary to own its properties and to conduct its business in the manner described in the Prospectus (and any amendment or supplement thereto), subject to such qualifications as may be set forth in the Prospectus;

             (2) the Fund has fulfilled and performed all its material obligations with respect to such Permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the Fund under any such Permit, subject in each case to such qualification as may be set forth in the Prospectus (and any amendment or supplement thereto); and

             (3) except as described in the Prospectus (and any amendment or supplement thereto), none of such Permits contains any restriction that is materially burdensome to the Fund, except where the failure of (1), (2) or (3) to be accurate would not, individually or in the aggregate, have a Material Adverse Effect.

       (xv) The Fund maintains a system of internal accounting controls sufficient to provide reasonable assurances that:

            (1) transactions in portfolio securities are executed in accordance with management's general or specific authorization and with the applicable requirements of the 1940 Act, the 1940 Act Rules and Regulations and the Internal Revenue Code of 1986, as amended (the "Code");

            (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets and to maintain compliance with the books and records requirements under the 1940 Act and the 1940 Act Rules and Regulations;

            (3) access to assets is permitted only in accordance with management's general or specific authorization; and

            (4) the recorded account for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

       (xvi) To the Fund's knowledge, neither the Fund nor any employee or agent of the Fund has made any payment of funds of the Fund or received or retained any funds, which payment, receipt or retention of such funds is of a character required to be disclosed in the Prospectus and that is not so disclosed.

       (xvii) The Fund has filed all tax returns required to be filed, which returns are complete and correct in all material respects, and the Fund is not in material default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto.

       (xviii) No holder of any security of the Fund has any right to require registration of Common Shares or any other security of the Fund because of the filing of the registration statement or consummation of the transactions contemplated by this Agreement.

       (xix) Except as described in the Prospectus, there are no outstanding options, warrants or other rights calling for the issuance of, and the Fund has no agreement to issue, any shares of capital stock of the Fund or any security convertible into or exchangeable or exercisable for shares of capital stock of the Fund.

       (xx) The conduct by the Fund of its business (as described in the Prospectus) does not require the Fund to be the owner, possessor or licensee of any patents, patent licenses, trademarks, service marks or trade names (collectively, "Intellectual Property") which it does not own, possess or license, except where the failure to own, possess or license such Intellectual Property should not reasonably be expected to have a Material Adverse Effect.

       (xxi) The Fund is duly registered under the 1940 Act as a closed-end, non-diversified management investment company and the 1940 Act Notification has been duly filed with the Commission and, at the time of filing, and at the time of filing of any amendment or supplement thereto, conformed in all material respects with all applicable provisions of the 1940 Act and the 1940 Act Rules and Regulations. The Fund is, and at all times through the completion of the transactions contemplated hereby, will be, in compliance in all material respects with the terms and conditions of the 1933 Act and the 1940 Act. No person is serving or acting as an officer, director or investment adviser of the Fund except in accordance with the provisions of the 1940 Act and the 1940 Act Rules and Regulations and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and the rules and regulations of the Commission promulgated under the Advisers Act (the "Advisers Act Rules and Regulations"). The Fund has not received any notice from the Commission pursuant to Section 8(e) of the 1940 Act with respect to the 1940 Act Notification or the Registration Statement (or any amendment or supplement to either of them).

       (xxii) Except as stated in this Agreement and in the Prospectus (and any amendment or supplement thereto), the Fund has not taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any securities issued by the Fund to facilitate the sale or resale of the Shares, and the Fund is not aware of any such action taken or to be taken by any affiliates of the Fund.

       (xxiii) The Fund has filed in a timely manner each document or report required to be filed by it pursuant to the 1934 Act and the rules and regulations of the Commission promulgated thereunder (the "1934 Act Rules and Regulations"); each such document or report at the time it was filed conformed to the requirements of the 1934 Act and the 1934 Act Rules and Regulations; and none of such documents or reports when filed contained an untrue statement of any material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

       (xxiv) Neither the Fund nor the Advisers have prepared or issued, to the public or otherwise, any advertising, sales literature or other promotional material (including "prospectus wrappers", "broker kits," "road show slides" and "road show scripts") for use in connection with the offering and sale of the Shares.

       (xxv) Each of this Agreement and each Fund Agreement complies in all material respects with all applicable provisions of the 1940 Act, the 1940 Act Rules and Regulations, the Advisers Act and the Advisers Act Rules and Regulations.

       (xxvi) As required by Subchapter M of the Code, the Fund is in compliance with the requirements to qualify as a regulated investment company under the Code. The Fund intends to direct the investment of the proceeds of the offering in such a manner as to comply with the requirements of Subchapter M of the Code.

       (xxvii) Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), no director of the Fund is an "interested person" (as defined in the 1940 Act) of the Fund or an "affiliated person" (as defined in the 1940 Act) of any Underwriter listed in
Schedule I hereto.

    (b) The Sub-Adviser represents and warrants to the Underwriters that:

        (i) To the best knowledge of the Sub-Adviser, the Registration Statement in the form in which it became or becomes effective and also in such form as it may be when any post-effective amendment thereto shall become effective and the Prospectus and any supplement or amendment thereto when filed with the Commission under Rule 497 of the 1933 Act Rules and Regulations and the 1940 Act Notification when originally filed with the Commission and any amendment or supplement thereto when filed with the Commission, complied or will comply in all material respects with the provisions of the 1933 Act, the 1940 Act and the Rules and Regulations and did not or will not at any such times contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading, except that this representation and warranty does not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information relating to the Underwriters furnished to the Fund in writing by or on behalf of the Underwriters expressly for use therein.

        (ii) To the best knowledge of the Sub-Adviser, there are no legal or governmental proceedings pending or threatened, against the Fund, or to which the Fund or any of its properties is subject, that are required to be described in the Registration Statement or the Prospectus (and any amendment or supplement to either of them) but are not described as required, and there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus (and any amendment or supplement to either of them) or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the 1933 Act, the 1940 Act or the Rules and Regulations.

        (iii) To the best knowledge of the Sub-Adviser, the Fund is not in violation of its Charter, Articles Supplementary or Bylaws, or other organizational documents or of any law, ordinance, administrative or governmental rule or regulation applicable to the Fund or of any decree of the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or governmental agency, body or official having jurisdiction over the Fund, or in default in any respect in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any material agreement, indenture, lease or other instrument to which the Fund is a party or by which it or any of its properties may be bound, except where such violation or default does not have a Material Adverse Effect.

        (iv) To the best knowledge of the Sub-Adviser, the Fund, subject to the Registration Statement having been declared effective and the filing of the Prospectus under Rule 497 under the 1933 Act Rules and Regulations, has taken all required action under the 1933 Act, the 1940 Act and the Rules and Regulations to make the public offering and consummate the sale of the Shares as contemplated by this Agreement.

        (v) To the best knowledge of the Sub-Adviser, except as disclosed in or contemplated by the Registration Statement and the Prospectus (or any amendment or supplement to either of them), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), the Fund has not entered into any transaction, incurred any liability or obligation, direct or contingent, that is material to the Fund, and there has not been any change in the capital stock, or material increase in the short-term debt or long-term debt, of the Fund, or any material adverse change, or any development involving or which may reasonably be expected to involve a Material Adverse Effect.

        (vi) To the best knowledge of the Sub-Adviser, the Fund has not distributed and, prior to the later to occur of (1) the Closing Date and (2) completion of the distribution of the Shares, will not distribute any offering material in connection with the offering and sale of the Shares other than the Registration Statement, the Prepricing Prospectus, the Prospectus or other materials, if any, permitted by the 1933 Act, the 1940 Act or the Rules and Regulations.

        (vii) To the best knowledge of the Sub-Adviser, the Fund maintains a system of internal accounting controls sufficient to provide reasonable assurances that:

              (1) transactions in portfolio securities are executed in accordance with management's general or specific authorization and with the applicable requirements of the 1940 Act, the 1940 Act Rules and Regulations and the Code;

              (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets and to maintain compliance with the books and records requirements under the 1940 Act and the 1940 Act Rules and Regulations;

              (3) access to assets is permitted only in accordance with management's general or specific authorization; and

              (4) the recorded account for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

       (viii) The Sub-Adviser has not prepared or issued, to the public or otherwise, any advertising, sales literature or other promotional material (including "prospectus wrappers", "broker kits," "road show slides" and "road show scripts") for use in connection with the offering and sale of the Shares.

       (ix) As required by Subchapter M of the Code, the Fund is in compliance with the requirements to qualify as a regulated investment company under the Code. The Fund intends to direct the investment of the proceeds of the offering in such a manner as to comply with the requirements of Subchapter M of the Code.

7. REPRESENTATIONS AND WARRANTIES OF THE INVESTMENT MANAGER. The Investment Manager represents and warrants to the Underwriters as follows:

   (a) The Investment Manager is a corporation duly incorporated and validly existing in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to so register or to qualify does not have a material adverse effect on the condition (financial or other), business, prospects, assets or results of operations of the Investment Manager or on the ability of the Investment Manager to perform its obligations under this Agreement and the Advisory Agreements (an "Adviser Material Adverse Effect").

   (b) The Investment Manager is duly registered with the Commission as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the Advisers Act Rules and Regulations, the 1940 Act or the 1940 Act Rules and Regulations from acting under the Advisory Agreements for the Fund as contemplated by the Prospectus (or any amendment or supplement thereto). There does not exist any proceeding which should reasonably be expected to have a material adverse effect on the registration of the Investment Manager with the Commission.

   (c) There are no legal or governmental proceedings pending or, to the knowledge of the Investment Manager, threatened against the Investment Manager, or to which the Investment Manager or any of its properties is subject, that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement to either of them) but are not described as required or that should reasonably be expected to have an Adviser Material Adverse Effect.

   (d) Neither the execution, delivery or performance of this Agreement or the Advisory Agreements by the Investment Manager, nor the consummation by the Investment Manager of the transactions contemplated hereby or thereby:

       (i) requires the Investment Manager to obtain any consent, approval, authorization or other order of, or registration or filing with, the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court, regulatory body, administrative agency or other governmental body, agency or official having jurisdiction over the Investment Manager or conflicts or will conflict with or constitutes or will constitute a breach of or a default under the articles of incorporation, bylaws, or other organizational documents, of the Investment Manager; or

       (ii) conflicts or will conflict with or constitutes or will constitute a breach of or a default under, any agreement, indenture, lease or other instrument to which the Investment Manager is a party or by which it or any of its properties may be bound, or violates or will violate any statute, law, regulation or judgment, injunction, order or decree applicable to the Investment Manager or any of its properties or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Investment Manager pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of the property or assets of the Investment Manager is subject, except in any case under clause (i) or (ii) as should not reasonably be expected to have an Adviser Material Adverse Effect. The Investment Manager is not subject to any order of any court or of any arbitrator, governmental authority or administrative agency.

   (e) The Investment Manager has full power and authority to enter into this Agreement and the Advisory Agreements; the execution and delivery of, and the performance by the Investment Manager of its obligations under, this Agreement and the Advisory Agreements have been duly and validly authorized by the Investment Manager; and this Agreement and the Advisory Agreements have been duly executed and delivered by the Investment Manager and, assuming due authorization, execution and delivery by the other parties thereto, constitute the valid and legally binding agreements of the Investment Manager, enforceable against the Investment Manager in accordance with their terms, except as enforcement of rights to indemnity and contribution hereunder may be limited by considerations of public policy and federal and state securities law and subject to the qualification that the enforceability of the Investment Manager's obligations hereunder and thereunder may be limited by bankruptcy, insolvency, liquidation, receivership, conservatorship, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law) and fair dealing.

   (f) The Investment Manager has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Prospectus (or any amendment or supplement thereto) and under this Agreement and the Advisory Agreements.

   (g) The description of the Investment Manager in the Registration Statement and the Prospectus (and any amendment or supplement thereto) complied and comply in all material respects with the provisions of the 1933 Act, the

1940 Act, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations and do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.

   (h) Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), there has not occurred any event that should reasonably be expected to have an Adviser Material Adverse Effect.

   (i) The Investment Manager has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("Investment Manager Permits") as are necessary to own its properties and to conduct its business in the manner described in the Prospectus (and any amendment or supplement thereto), except to the extent that the failure to so have should not reasonably be expected to have an Adviser Material Adverse Effect.

   (j) The Investment Manager has fulfilled and performed all its material obligations with respect to such Investment Manager Permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the Investment Manager under any such Investment Manager Permit, except where the revocation, termination or impairment of the Investment Manager's rights under such Investment Manager Permits should not reasonably be expected to have an Adviser Material Adverse Effect.

   (k) Except as stated in this Agreement and in the Prospectus (and in any amendment or supplement thereto), the Investment Manager has not taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, stabilization or manipulation of the price of any securities issued by the Fund to facilitate the sale or resale of the Shares, and the Investment Manager is not aware of any such action taken or to be taken by any affiliates of the Investment Manager.

   (l) Neither the Fund nor the Investment Manager has made available any promotional materials regarding the Fund intended for use only by qualified broker-dealers and registered representatives thereof by means of an Internet web site or similar electronic means.

   (m) The Advisory Agreements and the provisions in this Agreement applicable to the Advisers comply in all material respects with all applicable provisions of the 1940 Act, the 1940 Act Rules and Regulations, the Advisers Act and the Advisers Act Rules and Regulations.

8. REPRESENTATIONS AND WARRANTIES OF THE SUB-ADVISER. The Sub-Adviser represents and warrants to the Underwriters as follows:

     (a) The Sub-Adviser is a duly formed limited partnership and is validly existing in good standing under the laws of the State of Delaware, with full power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to so register or to qualify does not have a material adverse effect on the condition (financial or other), business, prospects, assets or results of operations of the Sub-Adviser or on the ability of the Sub-Adviser to perform its obligations under this Agreement and the Sub-Advisory Agreement (a "Sub-Adviser Material Adverse Effect".)

     (b) The Sub-Adviser is duly registered with the Commission as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the Advisers Act Rules and Regulations, the 1940 Act or the 1940 Act Rules and Regulations from acting under the Sub-Advisory Agreement for the Fund as contemplated by the Prospectus (or any amendment or supplement thereto). There does not exist any proceeding which should reasonably be expected to have a material adverse affect on the registration of the Sub-Adviser with the Commission.

     (c) There are no legal or governmental proceedings pending or, to the knowledge of the Sub-Adviser, threatened against the Sub-Adviser, or to which the Sub-Adviser or any of its properties are subject, that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement to either of them) but are not described as required or that should reasonably be expected to have a Sub-Adviser Material Adverse Effect.

     (d) Neither the execution, delivery or performance of this Agreement or the Sub-Advisory Agreement by the Sub-Adviser, nor the consummation by the Sub-Adviser of the transactions contemplated hereby or thereby:

         (i) requires the Sub-Adviser to obtain any consent, approval, authorization or other order of, or registration or filing with, the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court, regulatory body, administrative agency or other governmental body, agency or official having jurisdiction over the Sub-Adviser or conflicts or will conflict with or constitutes or will constitute a breach of or a default under the certificate of limited partnership or limited partnership agreement or other organizational documents of the Sub-Adviser; or

         (ii) conflicts or will conflict with or constitutes or will constitute a breach of or a default under, any agreement, indenture, lease or other instrument to which the Sub-Adviser is a party or by which it or any of its properties may be bound, or violates or will violate any statute, law, regulation or judgment, injunction, order or decree applicable to the Sub-Adviser or any of its properties or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Sub-Adviser pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of the property or assets of the Sub-Adviser is subject, except in any case under clause (i) or (ii) as should not reasonably be expected to have a Sub-Adviser Material Adverse Effect. The Sub-Adviser is not subject to any order of any court or of any arbitrator, governmental authority or administrative agency.

     (e) The Sub-Adviser has full power and authority to enter into this Agreement and the Sub-Advisory Agreement; the execution and delivery of, and the performance by the Sub-Adviser of its obligations under, this Agreement and the Sub-Advisory Agreement have been duly and validly authorized by the Sub-Adviser; and this Agreement and the Sub-Advisory Agreement have been duly executed and delivered by the Sub-Adviser and, assuming due authorization, execution and delivery by the other parties thereto, constitute the valid and legally binding agreements of the Sub-Adviser, enforceable against the Sub-Adviser in accordance with their terms, except as enforcement of rights to indemnity and contribution hereunder may be limited by considerations of public policy and federal and state securities law and subject to the qualification that the enforceability of the Sub-Adviser's obligations hereunder and thereunder may be limited by bankruptcy, insolvency, liquidation, receivership, conservatorship, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law) and fair dealing.

     (f) The Sub-Adviser has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Prospectus (or any amendment or supplement thereto) and under this Agreement and the Sub-Advisory Agreement.

     (g) The description of the Sub-Adviser in the Registration Statement and the Prospectus (and any amendment or supplement thereto) complied and comply in all material respects with the provisions of the 1933 Act, the 1940 Act, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations and do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.

     (h) Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), there has not occurred any event that should reasonably be expected to have a Sub-Adviser Material Adverse Effect.

     (i) The Sub-Adviser has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("Sub-Adviser Permits") as are necessary to own its properties and to conduct its business in the manner described in the Prospectus (and any amendment or supplement thereto), except to the extent that the failure to so have should not reasonably be expected to have a Sub-Adviser Material Adverse Effect.

     (j) The Sub-Adviser has fulfilled and performed all its material obligations with respect to such Sub-Adviser Permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the Sub-Adviser under any such Sub-Adviser Permit, except where the revocation, termination or impairment of the Sub-Adviser's rights under such Sub-Adviser Permits should not reasonably be expected to have a Sub-Adviser Material Adverse Effect.

     (k) Except as stated in this Agreement and in the Prospectus (and in any amendment or supplement thereto), the Sub-Adviser has not taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, stabilization or manipulation of the price of any securities issued by the Fund to facilitate the sale or resale of the Shares, and the Sub-Adviser is not aware of any such action taken or to be taken by any affiliates of the Sub-Adviser.

     (l) The Sub-Adviser has not made available any promotional materials regarding the Fund intended for use only by qualified broker-dealers and registered representatives thereof by means of an Internet web site or similar electronic means.

     (m) The Sub-Advisory Agreement and the provisions in this Agreement applicable to the Sub-Adviser comply in all material respects with all applicable provisions of the 1940 Act, the 1940 Act Rules and Regulations, the Advisers Act and the Advisers Act Rules and Regulations.

9. INDEMNIFICATION AND CONTRIBUTION.

     (a) (i) The Fund agrees to indemnify and hold harmless you and each of the Underwriters and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation), joint or several, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prepricing Prospectus or in the Registration Statement or the Prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted there from in reliance upon and in conformity with the information furnished in writing to the Fund by or on behalf of any Underwriter through you expressly for use in connection therewith; provided, however, that the indemnification contained in this paragraph (a)(i) with respect to any Prepricing Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) on account of any such loss, claim, damage, liability or expense arising from the sale of the Shares by such Underwriter to any person if a copy of the Prospectus shall not have been delivered or sent by the Underwriters as required to such person within the time required by the 1933 Act and the 1933 Act Rules and Regulations, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Prepricing Prospectus was corrected in such Prospectus, provided that the Fund has delivered such Prospectus to the several Underwriters in requisite quantity on a timely basis to permit such delivery or sending; and provided further, that the Fund will not be liable to any such indemnified party with respect to any such loss, claim, damage, liability or expense attributable to any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted there from in reliance upon and in conformity with the information furnished to the Fund by or on behalf of the Investment Manager or the Sub-Adviser for use in any Prepricing Prospectus or in the Registration Statement or the Prospectus or in any amendment or supplement thereto or any untrue statement or omission or alleged untrue statement or omission contained in any Prepricing Prospectus or in the Registration Statement or the Prospectus or in any amendment or supplement thereto that concerns the Investment Manager or the Sub-Adviser or the Investment Manager's or the Sub-Adviser's duties, activities or areas of responsibility for the Fund or the Investment Manager's or the Sub-Adviser's ability to perform its obligations under this Agreement, the Investment Management Agreement and the Sub-Advisory Agreement, as applicable, except to the extent that the Investment Manager and the Sub-Adviser have failed to indemnify and hold harmless such indemnified party pursuant to Section 9(a)(ii) in respect of any such loss, claim, damage, liability or expense after such indemnified party has made a claim of the Investment Manager or the Sub-Adviser as required below. The foregoing indemnity agreement shall be in addition to any liability which the Fund may otherwise have.

         (ii) The Investment Manager and the Sub-Adviser, jointly and severally, agree to indemnify and hold harmless you and each of the Underwriters and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation), joint or several, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prepricing Prospectus or in the Registration Statement or the Prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted there from in reliance upon and in conformity with the information furnished in writing to the Fund by or on behalf of any Underwriter through you expressly for use in connection therewith; provided, however, that the indemnification contained in this paragraph (a)(ii) with respect to any Prepricing Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) on account of any such loss, claim, damage, liability or expense arising from the sale of the Shares by such Underwriter to any person if a copy of the Prospectus shall not have been delivered or sent by the Underwriters as required to such person within the time required by the 1933 Act and the 1933 Act Rules and Regulations, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Prepricing Prospectus was corrected in such Prospectus, provided that the Fund has delivered such Prospectus to the several Underwriters in requisite quantity on a timely basis to permit such delivery or sending; and provided further, that, except with respect to any such loss, claim, damage, liability or expense attributable to any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted there from in reliance upon and in conformity with the information furnished to the Fund by or on behalf of the Investment Manager or the Sub-Adviser for use in any Prepricing Prospectus or in the Registration Statement or the Prospectus or in any amendment or supplement thereto or any untrue statement or omission or alleged untrue statement or omission contained in any Prepricing Prospectus or in the Registration Statement or the Prospectus or in any amendment or supplement thereto that concerns the Investment Manager or the Sub-Adviser or the Investment Manager's or the Sub-Adviser's duties, activities or areas of responsibility for the Fund or the Investment Manager's or the Sub-Adviser's ability to perform its obligations under this Agreement, the Investment Management Agreement or the Sub-Advisory Agreement, as applicable, (A) the Investment Manager and the Sub-Adviser will not be liable to any such indemnified party in any such case except to the extent that the Fund has failed to indemnify and hold harmless such indemnified party pursuant to Section 9(a)(i) in respect of any such loss, claim, damage, liability or expense after such indemnified party has made a claim of the Fund as required below; and (B) the amount of the Investment Manager's and the Sub-Adviser's liability hereunder shall be limited to the amount of the net proceeds from the sale of the Shares and provided, further, that to the extent the Investment Manager and the Sub-Adviser have indemnified the Underwriters or each person, if any, who controls the Underwriters, the Fund shall contribute to the Investment Manager and the Sub-Adviser a portion of the amount paid by the Investment Manager and the Sub-Adviser to any such indemnified party as shall be appropriate to reflect the relative benefits received by the Fund, the Investment Manager and the Sub-Adviser in the offering of the Shares and the relative fault of the Fund, the Investment Manager and the Sub-Adviser in causing the omission or misstatement which resulted in such payment. The foregoing indemnity agreement shall be in addition to any liability which the Investment Manager and Sub-Adviser may otherwise have.

     (b) If any action, suit or proceeding shall be brought against any Underwriter or any person controlling any Underwriter in respect of which indemnity may be sought against the Fund, the Investment Manager or the Sub-Adviser, such Underwriter or such controlling person shall promptly notify the Fund, the Investment Manager or the Sub-Adviser, and the Fund, the Investment Manager or the Sub-Adviser shall assume the defense thereof, including the employment of counsel and payment of all reasonable fees and expenses. Such Underwriter or any such controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless
(i) the Fund, the Investment Manager or the Sub-Adviser has agreed in writing to pay such fees and expenses, (ii) the Fund and the Advisers have failed to assume the defense and employ counsel, or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both such Underwriter or such controlling person and the Fund, the Investment Manager or the Sub-Adviser and such Underwriter or such controlling person shall have been advised by its counsel that representation of such indemnified party and the Fund, the Investment Manager or the Sub-Adviser by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the Fund and the Advisers shall not have the right to assume the defense of such action, suit or proceeding on behalf of such Underwriter or such controlling person).

        It is understood, however, that the Fund and the Advisers shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for all such Underwriters and controlling persons not having actual or potential differing interests with you or among themselves, which firm shall be designated in writing by the Underwriters, and that all such fees and expenses shall be reimbursed as they are incurred. The Fund and the Advisers shall not be liable for any settlement of any such action, suit or proceeding effected without their written consent, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the Fund and the Advisers agree to indemnify and hold harmless any Underwriter, to the extent provided in the preceding paragraph, and any such controlling person from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

     (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Fund and the Advisers, their directors, their partners, any officers who sign the Registration Statement, and any person who controls the Fund or the Advisers within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, to the same extent as the foregoing indemnity from the Fund and the Advisers to each Underwriter, but only with respect to information relating to such Underwriter furnished in writing by or on behalf of such Underwriter expressly for use in the Registration Statement, the Prospectus or any Prepricing Prospectus, or any amendment or supplement thereto. If any action, suit or proceeding shall be brought against the Fund, the Investment Manager or the Sub-Adviser, any of their directors, any of their partners, any such officer, or any such controlling person based on the Registration Statement, the Prospectus or any Prepricing Prospectus, or any amendment or supplement thereto, and in respect of which indemnity may be sought against any Underwriter pursuant to this paragraph (c), such Underwriter shall have the rights and duties given to the Fund and the Advisers by paragraph (b) above (except that if the Fund, the Investment Manager or the Sub-Adviser shall have assumed the defense thereof such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at such Underwriter's expense), and the Fund, the Investment Manager and the Sub-Adviser, their directors, their partners, any such officer, and any such controlling person shall have the rights and duties given to the Underwriters by paragraph (b) above. The foregoing indemnity agreement shall be in addition to any liability which the Underwriters may otherwise have.

     (d) If the indemnification provided for in this Section 9 is unavailable to an indemnified party under paragraphs (a) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses

        (i) in such proportion as is appropriate to reflect the relative benefits received by the Fund and the Advisers on the one hand (treated jointly for this purpose as one person) and the Underwriters on the other hand from the offering of the Shares, or

        (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Fund and the Advisers on the one hand (treated jointly for this purpose as one person) and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.

             The relative benefits received by the Fund and the Advisers on the one hand (treated jointly for this purpose as one person) and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Fund bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Fund and the Advisers on the one hand (treated jointly for this purpose as one person) and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Fund and the Advisers on the one hand (treated jointly for this purpose as one person) or by the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     (e) The Fund, the Advisers and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by a pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price of the Shares underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 9 are several in proportion to the respective numbers of Shares set forth opposite their names in Schedule I hereto (or such numbers of Shares increased as set forth in Section 12 hereof) and not joint.

     (f) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

     (g) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this
Section 9 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 9 and the representations and warranties of the Fund and the Advisers set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Fund, the Investment Manager, the Sub-Adviser, their directors, partners or officers, or any person controlling the Fund, the Investment Manager or the Sub-Adviser,
(ii) acceptance of any Shares and payment therefor hereunder, and (iii) any termination of this Agreement.

     (h) Notwithstanding any other provision in this Section 9, no party shall be entitled to the benefit of any provision under this Agreement which protects or purports to protect such person against any liability to the Fund or its security holders to which such person would otherwise be subject by reason of such person's willful misfeasance, bad faith, or gross negligence, in the performance of such person's duties hereunder, or by reason of such person's reckless disregard of such person's obligations and duties hereunder, if and to the extent such liability constitutes a violation of Section 17(i) of the 1940 Act.

         A successor to any Underwriter or any person controlling such Underwriter, or to the Fund, the Investment Manager, the Sub-Adviser, their directors, partners or officers, or any person controlling the Fund, the Investment Manager or the Sub-Adviser shall be entitled to the benefits of the indemnity, contribution, and reimbursement agreements contained in this
Section 9.

10. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The obligations of the Underwriters to purchase the Shares hereunder are subject to the following conditions:

    (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, the Registration Statement or such post-effective amendment shall have become effective not later than 5:30 P.M., New York City time, on the date hereof, or at such later date and time as shall be consented to in writing by the Underwriters, and all filings, if any, required by Rules 497 and 430A under the 1933 Act and the 1933 Act Rules and Regulations shall have been timely made; no stop order suspending the effectiveness of the Registration Statement or order pursuant to Section 8(e) of the 1940 Act shall have been issued and no proceeding for those purposes shall have been instituted or, to the knowledge of the Fund, the Investment Manager, the Sub-Adviser or any Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to your reasonable satisfaction.

    (b) Subsequent to the effective date of this Agreement, there shall not have occurred (i) any change or any development involving a prospective change in or affecting the condition (financial or other), assets, or results of operations of the Fund, the Investment Manager or the Sub-Adviser not contemplated by the Prospectus (or any amendment or supplement thereto), which in the Underwriters' reasonable opinion would materially adversely affect the market for the Shares, or (ii) any event or development relating to or involving the Fund, the Investment

Manager or the Sub-Adviser or any officer, partner or director of the Fund, the Investment Manager or the Sub-Adviser which makes any statement made in the Prospectus (or any amendment or supplement thereto) untrue or which, in the opinion of the Fund and its counsel or the Underwriters and their counsel, requires the making of any addition to or change in the Prospectus (or any amendment or supplement thereto) in order to state a material fact required by the 1933 Act, the 1940 Act or the Rules and Regulations or any other law to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, if amending or supplementing the Prospectus (or any amendment or supplement thereto) to reflect such event or development would, in the Underwriters' opinion, materially adversely affect the market for the Shares.

    (c) You shall have received on the Closing Date an opinion of Willkie Farr & Gallagher, counsel for the Fund, dated the Closing Date and addressed to you as the Representative of the several Underwriters, substantially to the effect set forth in Exhibit A hereto. Insofar as the opinions contained therein relate to or are dependent upon matters governed by Maryland law, Willkie Farr & Gallagher will be permitted to rely on the opinion of Venable, Baetjer and Howard, LLP.

    (d) You shall have received on the Closing Date an opinion of Robert I. Frenkel, counsel for the Investment Manager, dated the Closing Date and addressed to you as the Representative of the several Underwriters, substantially to the effect set forth in Exhibit B hereto.

    (e) You shall have received on the Closing Date an opinion of James J. Finnegan, counsel for the Sub-Adviser, dated the Closing Date and addressed to you as the Representative of the several Underwriters, substantially to the effect set forth in Exhibit C hereto.

    (f) You shall have received on the Closing Date an opinion of Skadden, Arps, Slate, Meagher and Flom LLP, counsel for the Underwriters, dated the Closing Date and addressed to you as the Representative of the several Underwriters, with respect to such matters as the Underwriters may reasonably request and the Fund, the Advisers and their respective counsels shall have furnished to such counsel such documents relating to the Fund as they may reasonably request for the purpose of enabling them to pass upon such matters. It is agreed that Skadden, Arps, Slate, Meagher and Flom LLP may rely on the opinions of Venable, Baetjer and Howard, LLP to the extent those opinions relate to or are dependent upon matters governed by the laws of the State of Maryland.

    (g) You shall have received letters addressed to you as the Representative of the several Underwriters, dated the date hereof and the Closing Date, from KPMG LLP, independent certified public accountants, substantially in the forms heretofore approved by you.

    (h) (i) all the representations and warranties of the Fund, the Investment Manager and the Sub-Adviser contained in this Agreement shall be true and correct on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date, and the Underwriters shall have received a certificate from each of the Fund, the Investment Manager and the Sub-Adviser, dated the Closing Date and signed by the chief executive officer and the chief financial officer of each of the Fund, the Investment Manager and the Sub-Adviser (or such other officers as are acceptable to you), to the effect set forth in Section 10(l) hereof.

        (ii) there shall not have been, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), except as may otherwise be stated in the Registration Statement and Prospectus (or any amendment or supplement thereto), any material adverse change (other than as a result of changes in market conditions generally or the market for real estate securities generally) in the condition (financial or other), assets or results of operations of the Fund or the Advisers;

        (iii) no order suspending the effectiveness of the Registration Statement or prohibiting or suspending the use of the Prospectus (or any amendment or supplement thereto), any Prepricing Prospectus, any sales material or the sale of any of the Shares or having a material adverse effect on the Fund, the Investment Manager, or the Sub Adviser shall have been issued and no proceedings for such purpose or for the purpose of commencing an enforcement action against the Fund, the Investment Manager, the Sub-Adviser or, with respect to the transactions contemplated by the Prospectus (or any amendment or supplement thereto) and this Agreement, the Underwriters, may be pending before or, to the knowledge of the Fund, the Investment Manager, the Sub-Adviser or the Underwriters or in the reasonable view of counsel to the Underwriters, shall be threatened by the Commission or any court or other regulatory body, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official at or prior to the Closing Date and that any request for additional information on the part of the Commission or such court or other body (to be included in the Registration Statement, the Prospectus or otherwise) be complied with to the reasonable satisfaction of the Underwriters;

        (iv) the Fund, the Investment Manager and the Sub-Adviser shall not have sustained any material loss or interference with their respective businesses from any court or from legislative or other governmental action, order or decree or from any other occurrence not described in the Registration Statement and the Prospectus and any amendment or supplement to either of them;

        (v) there shall not have been any change in the capital stock of the Fund nor any material increase in the short-term or long-term debt of the Fund from that set forth or contemplated in the Registration Statement or the Prospectus (or any amendment or supplement thereto);

        (vi) the Fund shall not have any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), that are material to the Fund, other than those reflected in or contemplated by the Registration Statement or the Prospectus (or any amendment or supplement to either of them); and

        (vii) to the knowledge of the Advisers, no order having any material adverse effect on the ability of either Adviser to fulfill its respective obligations under this Agreement or the Advisory Agreements, has been issued and no proceedings for any such purpose are pending before or reasonably believed to be threatened by the Commission or any regulatory body, whether foreign or domestic.

    (i) Neither the Fund nor either of the Advisers shall have failed at or prior to the Closing Date to have performed or complied in all material respects with any of its agreements herein contained and required to be performed or complied with by it hereunder at or prior to the Closing Date.

    (j) The Fund shall have furnished to you a report showing compliance with the asset coverage requirements of the 1940 Act and a Preferred Shares Basic Maintenance Certificate (as defined in such Certificate), each dated the Closing Date and in form and substance satisfactory to you. Each such report may use portfolio holdings and valuations as of the close of business of any day not more than six business days preceding the Closing Date, provided, however, that the Fund represents in such report that its total net assets as of the Closing Date have not declined by 5% or more from such valuation date.

    (k) The Fund shall have delivered and you shall have received evidence satisfactory to you that the Shares are rated `Aaa' by Moody's and `AAA' by Fitch as of the Closing Date, and there shall not have been given any notice of any intended or potential downgrading, or of any review for a potential downgrading, in the rating accorded to the Shares by either rating agency.

    (l) You shall have received on the Closing Date a certificate, dated such date, of the chief executive officer and the chief financial officer of each of the Fund, the Investment Manager and the Sub-Adviser (or such other officers as are acceptable to you) certifying that:

        (i) the signers have carefully examined the Registration Statement, the Prospectus (and any amendments or supplements to either of them) and this Agreement;

        (ii) all the representations and warranties of the Fund (with respect to the certificate from such Fund officers), the representations and warranties of the Investment Manager (with respect to the certificate from such officers of the Investment Manager) and the representations and warranties of the Sub-Adviser (with respect to the certificate from such officers of the Sub-Adviser) in the Agreement shall be true and correct on and as of the date of the certificate as if made on such date;

        (iii) since the date of the Prospectus (and any amendment or supplement thereto), except as otherwise stated in the Prospectus (or any amendment or supplement thereto), there has not been any material adverse change (other than as a result of changes in market conditions generally or the market for real estate securities generally) in the condition (financial or other), assets or results of operations of the Fund (with respect to the certificate from such Fund officers), the Investment Manager (with respect to the certificate from such officers of the Investment Manager) or the Sub-Adviser (with respect to the certificate from such officers of the Sub-Adviser);

        (iv) to the knowledge of such officers after reasonable investigation, no order suspending the effectiveness of the Registration Statement or prohibiting or suspending the use of the Prospectus (or any amendment or supplement thereto), any Prepricing Prospectus, any sales material or the sale of any of the Shares or having a material adverse effect on the Fund (with respect to the certificate from such Fund officers), the Investment Manager (with respect to the certificate from such officers of the Investment Manager) or the Sub-Adviser (with respect to the certificate from such officers of the Sub-Adviser) has been issued and no proceedings for any such purpose or for the purpose of commencing an enforcement action against the Fund (with respect to the certificate from such Fund officers), the Investment Manager (with respect to the certificate from such officers of the Investment Manager) or the Sub-Adviser (with respect to the certificate from such officers of the Sub-Adviser) are pending before or threatened by the Commission or any court or other regulatory body, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official and any request for additional information on the part of the Commission or such court or other body (to be included in the Registration Statement, the Prospectus or otherwise) have been complied with to the reasonable satisfaction of the Underwriter;

        (v) each of the Fund (with respect to certificate from such Fund officers), the Investment Manager (with respect to certificate from such officers of the Investment Manager) and the Sub-Adviser (with respect to certificate from such officers of the Sub-Adviser) has performed and complied in all material respects with all agreements that this Agreement require it to perform by such Closing Date;

        (vi) none of the Fund (with respect to the certificate from such officers of the Fund), the Investment Manager (with respect to the certificate from such officers of the Investment Manager) or the Sub-Adviser (with respect to the certificate from such officers of the Sub-Adviser) has sustained any material loss or interference with its business from any court or from legislative or other governmental action, order or decree or from any other occurrence not described in the Registration Statement and the Prospectus and any amendment or supplement to either of them;

        (vii) with respect to the certificate from such officers of the Fund, there has not been any change in the capital stock of the Fund nor any material increase in the debt of the Fund from that set forth or contemplated in the Prospectus (and any amendment or supplement thereto) and the Fund has not sustained any material liabilities or obligations, direct or contingent, other than those reflected in or contemplated by the Registration Statement or the Prospectus (or any amendment or supplement thereto); and

        (viii) with respect to the certificate from such officers of the Investment Manager and the Sub-Adviser, to the knowledge of such officers, no order having any material adverse effect on the ability of the Investment Manager (with respect to the certificate from such officers of the Investment Manager) or the Sub-Adviser (with respect to the certificate from such officers of the Sub-Adviser) to fulfill its obligations under this Agreement or the Investment Management Agreement (with respect to the certificate from such officers of the Investment Manager) or the Sub-Advisory Agreement (with respect to the certificate from such officers of the Sub-Adviser), has been issued and no proceedings for any such purpose are pending before or reasonably believed to be threatened by the Commission or any regulatory body, whether foreign or domestic.

    (m) The Fund and the Advisers shall have furnished or caused to be furnished to you such further certificates and documents as you shall have reasonably requested.

        All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to you and your counsel.

        Any certificate or document signed by any officer of the Fund, the Investment Manager or the Sub-Adviser and delivered to you as Representative of the Underwriters, or to counsel for the Underwriters, shall be deemed a representation and warranty by the Fund, the Investment Manager or the Sub-Adviser to the Underwriters as to the statements made therein.

11. EXPENSES. The Fund agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by it of its obligations hereunder: (a) the preparation, printing or reproduction, and filing with the Commission of the registration statement (including financial statements and exhibits thereto), each Prepricing Prospectus, the Prospectus and each amendment or supplement to any of them (including, without limitation, the filing fees prescribed by the 1933 Act, the 1940 Act and the Rules and Regulations); (b) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the registration statement, each Prepricing Prospectus, the Prospectus, any sales material and all amendments or supplements to any of them as may be reasonably requested for use in connection with the offering and sale of the Shares; (c) the preparation, printing, authentication, issuance and delivery of certificates for the Shares, including any stamp taxes in connection with the original issuance and sale of the Shares; (d) the reasonable fees, expenses and disbursements of counsel for the Underwriters relating to blue sky matters; (e) the transportation and other expenses incurred by or on behalf of Fund representatives in connection with presentations to prospective purchasers of the Shares; (f) the fees and expenses of the Fund's accountants and the fees and expenses of counsel (including local and special counsel) for the Fund; and (g) the fees paid to the Rating Agencies.

12. EFFECTIVE DATE OF AGREEMENT. This Agreement shall become effective:

    (a) upon the execution and delivery hereof by the parties hereto; or

    (b) if, at the time this Agreement is executed and delivered, it is necessary for the registration statement or a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, when notification of the effectiveness of the registration statement or such post-effective amendment has been released by the Commission.

        Until such time as this Agreement shall have become effective, it may be terminated by the Fund, by notifying the Underwriters, or by you, as Representative of the several Underwriters, by notifying the Fund.

        If any one or more of the Underwriters shall fail or refuse to purchase Shares which it or they are obligated to purchase hereunder on the Closing Date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters are obligated but fail or refuse to purchase is not more than one-tenth of the aggregate number of Shares which the Underwriters are obligated to purchase on the Closing Date, each non-defaulting Underwriter shall be obligated, severally, in the proportion which the number of Shares set forth opposite its name in Schedule I hereto bears to the aggregate number of Shares set forth opposite the names of all non-defaulting Underwriters or in such other proportion as you may specify, to purchase the Shares which such defaulting Underwriter or Underwriters are obligated, but fail or refuse, to purchase, it being understood that, if the Representative is the only Underwriter, the Representative shall be obligated to purchase all the Shares. If any one or more of the Underwriters shall fail or refuse to purchase Shares which it or they are obligated to purchase on the Closing Date and the aggregate number of Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Shares which the Underwriters are obligated to purchase on the Closing Date and arrangements satisfactory to you and the Fund for the purchase of such Shares by one or more non-defaulting Underwriters or other party or parties approved by you and the Fund are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Fund or the Advisers. In any such case which does not result in termination of this Agreement, either you or the Fund shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any such default of any such Underwriter under this Agreement. The term "Underwriter" as used in this Agreement includes, for all purposes of this Agreement, any party not listed in
Schedule I hereto who, with your approval and the approval of the Fund, purchases Shares which a defaulting Underwriter is obligated, but fails or refuses, to purchase.

        Any notice under this Section 12 may be given by telegram, telecopy or telephone but shall be subsequently confirmed by letter.

13. TERMINATION OF AGREEMENT. This Agreement shall be subject to termination in your absolute discretion, without liability on the part of any Underwriter to the Fund, the Investment Manager or the Sub-Adviser by notice to the Fund, the Investment Manager or the Sub-Adviser if prior to the Closing Date, (a) trading in the Shares shall have been suspended by the Commission on the NYSE or securities generally on the NYSE, American Stock Exchange, the Nasdaq National Market or the Nasdaq Stock Market shall have been suspended or limited or minimum prices shall have been established on such Exchanges, the Nasdaq National Market or the Nasdaq Stock Market, (b) additional material governmental restrictions not in force on the date of this Agreement have been imposed upon trading in securities in general or a general moratorium on commercial banking activities in New York shall have been declared by either Federal or state authorities or (c) any outbreak or material escalation of hostilities, declaration by the United States of a national emergency or war, or other international or domestic calamity, crisis or change in political, financial or economic conditions, occurs, the effect of which on the financial markets is such as to make it, in your sole judgment, impracticable or inadvisable to commence or continue the offering or delivery of the Shares as contemplated by the Prospectus (exclusive of any supplement thereto) or to enforce contracts for the resale of the Shares by the Underwriters.

        Notice of such termination may be given to the Fund, the Investment Manager or the Sub-Adviser by telegram, telecopy or telephone, and shall be subsequently confirmed by letter.

14. INFORMATION FURNISHED BY THE UNDERWRITERS. The statements set forth in the last paragraph of the cover page in the Prospectus, as well as, under the caption "Underwriting", the names of the Underwriters and the number of Shares listed opposite such names following the first paragraph, and the last sentence of the fourth paragraph constitute the only information furnished by or on behalf of the Underwriters through you or your counsel as such information is referred to herein, expressly for use in the Prospectus, including in Sections 6(b) and 9 hereof.

15. MISCELLANEOUS. Except as otherwise provided in Sections 5, 12 and 13 hereof, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered:


    (a)         if to the Fund, at the office of the Fund at:

                         Real Estate Income Fund Inc.
                         125 Broad Street
                         New York, New York 10004
                         Attention: R. Jay Gerken

    (b)         if to the Investment Manager, at the office of the Investment
                Manager at:

                         300 First Stamford Place
                         Stamford, Connecticut 06902
                         Attention:  Robert M. Nelson

    (c)         if to the Sub-Adviser, at the office of the Sub-Adviser at:

                         Two Seaport Lane
                         World Trade Center East
                         Boston, Massachusetts 02210
                         Attention:  James J. Finnegan

    (d)         or if to you, as the Representative of the Underwriters, to:

                         Salomon Smith Barney Inc.
                         388 Greenwich Street
                         New York, New York 10013
                         Attention: Manager, Investment Banking Division.

    This Agreement has been and is made solely for the benefit of the Underwriters, the Fund, the Advisers, their directors, partners and officers, and the other controlling persons referred to in Section 9 hereof and their respective successors and assigns, to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" nor the term "successors and assigns" as used in this Agreement shall include a purchaser from the Underwriters of any of the Shares in his status as such purchaser.

16. APPLICABLE LAW; COUNTERPARTS. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

    This Agreement may be signed in various counterparts, which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

                            [Signature Page Follows]

         Please confirm that the foregoing correctly sets forth the agreement among the Fund, the Investment Manager, the Sub-Adviser and the several Underwriters.

                         Very truly yours,

                         REAL ESTATE INCOME FUND INC.


                         By: ____________________________
                             Name:
                             Title:

                         CITI FUND MANAGEMENT INC.


                         By: ____________________________
                             Name:
                             Title:

                         AEW MANAGEMENT AND ADVISORS, L.P.

                         By: AEW Investment Group Inc.,
                              its General Partner

                         By: ___________________________
                             Name:
                             Title:


Confirmed as of the date first above mentioned on behalf of itself and the other Several Underwriters named in Schedule I hereto:

SALOMON SMITH BARNEY INC.

As Representative of the Several Underwriters
By:  Salomon Smith Barney Inc.

By: ___________________________
    Name:
    Title:

                                   SCHEDULE I

                          Real Estate Income Fund Inc.

Underwriter                                             Number of Shares
-----------                                             ----------------

                                                             Series M
                                                             --------

Salomon Smith Barney Inc. .....................................2,600

Total                                                          2,600

                                                                       Exhibit A

                            PROVISIONS OF OPINION OF
                            Willkie Farr & Gallagher

       (i) The Fund (A) has been duly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Maryland with full corporate power and authority to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), and (B) is duly registered and qualified to conduct its business and is in good standing in the State of New York (which is the only jurisdiction identified by management of the Fund to such counsel in which the Fund owns or leases property or operates or conducts its business);

       (ii) The statements made in the Prospectus under the captions "Description of Common Stock" and "Description of Preferred Shares", insofar as they purport to constitute summaries of the terms of the Fund's capital stock, constitute accurate summaries of the terms of such capital stock in all material respects;

       (iii) All outstanding shares of capital stock of the Fund have been duly authorized and validly issued by the Fund, and are fully paid and nonassessable;

       (iv) The Shares have been duly authorized and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms of this Agreement, will be validly issued by the Fund, fully paid and nonassessable. There are no preemptive rights under federal or New York law or under the Maryland General Corporation Law to subscribe for or purchase shares of the Fund's capital stock. There are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the issuance, voting or, except certain transfer restrictions as provided in the Articles Supplementary with respect to the Shares, transfer of, any shares of the Fund's capital stock pursuant to the Fund's Charter, Articles Supplementary, or Bylaws or any agreement or other instrument filed or incorporated by reference as an exhibit to the Registration Statement;

       (v) The form of the certificate for the Shares conforms to the requirements of the Maryland General Corporation Law;

       (vi) The Registration Statement and all post-effective amendments, if any, have become effective under the 1933 Act and the 1933 Act Rules and Regulations and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or order pursuant to Section 8(e) of the 1940 Act relating to the Fund has been issued and no proceedings for that purpose are pending before or threatened by the Commission; and any required filing of the Prospectus pursuant to Rule 497 of the 1933 Act Rules and Regulations has been made in accordance with Rule 497;

       (vii) (A) This Agreement and each of the Fund Agreements have been duly authorized, executed and delivered by the Fund and (B) each of the Fund Agreements, assuming that the Fund Agreements are the valid and legally binding obligations of the other parties thereto, is a valid and legally binding agreement of the Fund, enforceable against the Fund in accordance with its terms (except that we express no opinion as to the reasonableness or fairness of compensation payable under the Investment Management Agreement or the Sub-Advisory Agreement), subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing;

       (viii) The issuance and sale of the Shares by the Fund and the compliance by the Fund with the provisions of this Agreement and the Fund Agreements will not breach or result in a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument filed or incorporated by reference as an exhibit to the Registration Statement, nor will such action violate the Charter, Articles Supplementary or Bylaws of the Fund or (assuming compliance with state securities and Blue Sky laws) any federal or New York statute or any rule or regulation thereunder or the Maryland General Corporation Law or any rule or regulation thereunder or order known to us issued pursuant to any federal or New York statute or the Maryland General Corporation Law by any court or governmental agency or body having jurisdiction over the Fund or any of its properties;

       (ix) No consent, approval, authorization, order, registration, filing or qualification of or with any federal or New York governmental agency or body or any Maryland governmental agency or body acting pursuant to the Maryland General Corporation Law or, to such counsel's knowledge, any federal or New York court or any Maryland court acting pursuant to the Maryland General Corporation Law is required for the issue and sale of the Shares by the Fund and the compliance by the Fund with all of the provisions of this Agreement and the Fund Agreements, except for such consents, approvals, authorizations, registrations, filings or qualifications as have been made or as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

       (x) To the knowledge of such counsel, (A) other than as described or contemplated in the Registration Statement or Prospectus (or any amendment or supplement to either of them), there are no legal or governmental proceedings pending or threatened against the Fund, or to which the Fund or any of its properties is subject, which are required to be described in the Registration Statement or Prospectus (or any amendment or supplement to either of them) and
(B) there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement to either of them) or to be filed as an exhibit to the Registration Statement that are not described or filed as required, or incorporated by reference, as the case may be;

       (xi) The statements made in the Prospectus under the captions "Management of the Fund", "Description of Common Stock", "Description of Preferred Shares", "The Auction", "Investment Manager and Sub-Adviser" and "Additional Information Concerning the Auction for Preferred Shares", insofar as they purport to constitute summaries of the terms of the Maryland General Corporation Law or any federal statutes, rules and regulations thereunder or the Fund's Charter, Bylaws or Articles Supplementary or any Fund Agreements, constitute accurate summaries of the terms of such statutes, rules and regulations or the Fund's Charter, Bylaws or Articles Supplementary or the Fund Agreements in all material respects;

       (xii) The statements made in the Prospectus under the caption "Tax Matters", insofar as they purport to constitute summaries of matters of United States federal tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects;

       (xiii) Each of the Fund Agreements complies as to form with all applicable provisions of the 1933 Act, 1940 Act, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations (except that we express no opinion as to the reasonableness or fairness of compensation payable under the Investment Management Agreement or the Sub-Advisory Agreement);

       (xiv) The Fund is duly registered with the Commission under the 1940 Act and the 1940 Act Rules and Regulations as a closed-end, non-diversified management investment company and, to such counsel's knowledge, no order of suspension or revocation of such registration under the 1940 Act and the 1940 Act Rules and Regulations has been issued or proceedings therefor initiated or threatened by the Commission; the provisions of the Charter, Articles Supplementary and Bylaws do not violate the provisions of the 1940 Act or the 1940 Act Rules and Regulations; and the provisions of the Charter, Articles Supplementary and the Bylaws and the investment policies and restrictions described in the Prospectus under the captions "The Fund's Investments", "Risk Factors" and "Investment Policies and Techniques" comply in all material respects with the requirements of the 1940 Act and the applicable 1940 Act Rules and Regulations thereunder; and

       (xv) Except as described in the Prospectus, there are no outstanding options, warrants or other rights calling for the issuance of, and such counsel does not know of any commitment, plan or arrangement to issue (other than in connection with the reinvestment of dividends) any shares of capital stock of the Fund or any security convertible into or exchangeable or exercisable for shares of capital stock of the Fund or to otherwise register such securities for sale.

       Such counsel has not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement or the Prospectus and takes no responsibility therefor, except as and to the extent set forth in paragraphs (ii), (xi) and (xii) above. In the course of the preparation by the Fund of the Registration Statement and the Prospectus, such counsel participated in conferences with certain officers and employees of the Fund and the Advisers, with representatives of KPMG LLP and with counsel to the Advisers. Based upon such counsel's examination of the Registration Statement and the Prospectus, such counsel's investigations made in connection with the preparation of the Registration Statement and the Prospectus and such counsel's participation in the conferences referred to above, (i) such counsel is of the opinion that the Registration Statement, as of its effective date, and the Prospectus, as of its date, complied as to form in all material respects with the requirements of the 1933 Act and the 1940 Act and the applicable rules and regulations of the Commission thereunder, except that in each case such counsel expresses no opinion with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement or the Prospectus, and
(ii) such counsel has no reason to believe that the Registration Statement, at the time the Registration Statement became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case such counsel expresses no belief with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement or the Prospectus.

                                                                       Exhibit B

                         DRAFT PROVISIONS OF OPINION OF
                            CITI FUND MANAGEMENT INC.

       (i) (A) Based on Certificates of the Secretary of State of the State of Delaware, the Investment Manager has been duly incorporated and is validly existing as a corporation under the laws of the State of Delaware with full corporate power and authority to conduct its business as described in the Registration Statement and the Prospectus, and (B) the Investment Manager is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to so register or to qualify does not have an Adviser Material Adverse Effect;

       (ii) The Investment Manager is duly registered with the Commission as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the Advisers Act Rules and Regulations, the 1940 Act or the 1940 Act Rules and Regulations from acting under the Advisory Agreements for the Fund as contemplated by the Prospectus (or any amendment or supplement thereto); and to such counsel's knowledge, no order of suspension or revocation of such registration under the Advisers Act and the Advisers Act Rules and Regulations has been issued and no proceedings for that purpose are pending before or threatened by the Commission;

       (iii) Each of this Agreement and the Advisory Agreements has been duly authorized, executed and delivered by the Investment Manager and, the Advisory Agreements, assuming that the Advisory Agreements are the valid and legally binding agreements of the other parties thereto, are valid and legally binding agreements of the Investment Manager, enforceable against the Investment Manager in accordance with their terms subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing, and except as the enforceability thereof may be limited by considerations of public policy;

       (iv) Neither the execution, delivery or performance of this Agreement or the Advisory Agreements by the Investment Manager or compliance by the Investment Manager with the provisions of this Agreement or the Advisory Agreements nor consummation by the Investment Manager of the transactions contemplated hereby and thereby will breach or result in a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Investment Manager is a party or by which its properties are bound except where such breach or default would not reasonably be expected to have a material adverse effect on the ability of the Investment Manager to perform its obligations under this Agreement and the Advisory Agreements, nor will such action violate the charter or bylaws of the Investment Manager or any federal or New York statute or the Delaware General Corporation Law or any rules or regulations thereunder or order known to such counsel issued pursuant to any federal or New York statute or the Delaware General Corporation Law or by any court or governmental agency or body having jurisdiction over the Investment Manager or any of its properties;

       (v) No consent, approval, authorization, order, registration, filing or qualification of or with any federal or New York governmental agency or body or any Delaware governmental agency or body acting pursuant to the Delaware General Corporation Law or, to such counsel's knowledge, any federal or New York court or any Delaware court acting pursuant to the Delaware General Corporation Law is required on the part of the Investment Manager for the execution, delivery and performance by the Investment Manager of this Agreement and the Advisory Agreements, except such consents, approvals, authorizations, orders, registrations, filings or qualifications as have been obtained or made prior to the date hereof; and

       (vi) To the knowledge of such counsel, there are no legal or governmental proceedings pending or threatened against the Investment Manager, or to which the Investment Manager or any of its properties is subject, which are required to be described in the Registration Statement or Prospectus (or any amendment or supplement to either of them) that are not described as required.

       Such counsel has not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement or the Prospectus and takes no responsibility therefor. In the course of the preparation by the Fund of the Registration Statement and the Prospectus, such counsel participated in conferences with certain officers and employees of the Fund and the Advisers, with representatives of KPMG LLP and with counsel to the Fund. Based upon such counsel's examination of the Registration Statement and the Prospectus, such counsel's investigations made in connection with the preparation of the Registration Statement and the Prospectus and such counsel's participation in the conferences referred to above, such counsel has no reason to believe that the Registration Statement, at the time the Registration Statement became effective, contained an untrue statement of a material fact concerning the Investment Manager or omitted to state a material fact concerning the Investment Manager required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus contains any untrue statement of material fact concerning the Investment Manager or omits to state any material fact concerning the Investment Manager necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except such counsel expresses no belief with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement or the Prospectus.

                                                                       Exhibit C

                         DRAFT PROVISIONS OF OPINION OF
                        AEW MANAGEMENT AND ADVISORS, L.P.

       (i) (A) Based on Certificates of the Secretary of State of the State of Delaware, the Sub-Adviser has been duly formed and is validly existing as a limited partnership under the laws of the State of Delaware with full limited partnership power and authority to conduct its business as described in the Registration Statement and the Prospectus, and (B) based on a Certificate of the Secretary of the Commonwealth of the Commonwealth of Massachusetts, the Sub-Adviser is duly registered and qualified to conduct its business and is legally existing in the Commonwealth of Massachusetts (which is the only jurisdiction or place where the nature of the Sub-Adviser's properties or the conduct of its business requires such registration or qualification, except where the failure to so register or to qualify does not have a Sub-Adviser Material Adverse Effect);

       (ii) The Sub-Adviser is duly registered with the Commission as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the Advisers Act Rules and Regulations, the 1940 Act or the 1940 Act Rules and Regulations from acting under the Sub-Advisory Agreement as contemplated by the Prospectus (or any amendment or supplement thereto); and to such counsel's knowledge, no order of suspension or revocation of such registration under the Advisers Act and the Advisers Act Rules and Regulations has been issued and no proceedings for that purpose are pending before or threatened by the Commission;

       (iii) Each of this Agreement and the Sub-Advisory Agreement has been duly authorized, executed and delivered by the Sub-Adviser and, the Sub-Advisory Agreement, assuming that the Sub-Advisory Agreement is the valid and legally binding agreement of the other parties thereto, is a valid and legally binding agreement of the Sub-Adviser, enforceable against the Sub-Adviser in accordance with its terms subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing, and except as the enforceability thereof may be limited by considerations of public policy;

       (iv) Neither the execution, delivery or performance of this Agreement or the Sub-Advisory Agreement by the Sub-Adviser or compliance by the Sub-Adviser with the provisions of this Agreement or the Sub-Advisory Agreement nor consummation by the Sub-Adviser of the transactions contemplated hereby and thereby will breach or result in a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Sub-Adviser is a party or by which its properties are bound except where such breach or default would not reasonably be expected to have a material adverse effect on the ability of the Sub-Adviser to perform its obligations under this Agreement and the Sub-Advisory Agreement, nor will such action violate the certificate of limited partnership or the limited partnership agreement of the Sub-Adviser or any federal, New York or Massachusetts statute or the Delaware Revised Uniform Limited Partnership Act or any rules or regulations thereunder or order known to such counsel issued pursuant to any federal, New York or Massachusetts statute or the Delaware Revised Uniform Limited Partnership Act or by any court or governmental agency or body having jurisdiction over the Sub-Adviser or any of its properties; and

       (v) No consent, approval, authorization, order, registration, filing or qualification of or with any federal, New York or Massachusetts governmental agency or body or any

Delaware governmental agency or body acting pursuant to the Delaware Revised Uniform Limited Partnership Act or, to such counsel's knowledge, any federal, New York or Massachusetts court or any Delaware court acting pursuant to the Delaware Revised Uniform Limited Partnership Act is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement and the Sub-Advisory Agreement, except such consents, approvals, authorizations, orders, registrations, filings or qualifications as have been obtained or made prior to the date hereof; and

       (vi) To the knowledge of such counsel, there are no legal or governmental proceedings pending or threatened against the Sub-Adviser, or to which the Sub-Adviser or any of its properties is subject, which are required to be described in the Registration Statement or Prospectus (or any amendment or supplement to either of them) that are not described as required.

       Such counsel has not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement or the Prospectus and takes no responsibility therefor. In the course of the preparation by the Fund of the Registration Statement and the Prospectus, such counsel participated in conferences with certain officers and employees of the Fund and the Advisers, with representatives of KPMG LLP and with counsel to the Fund. Based upon such counsel's examination of the Registration Statement and the Prospectus, such counsel's investigations made in connection with the preparation of the Registration Statement and the Prospectus and such counsel's participation in the conferences referred to above, such counsel has no reason to believe that the Registration Statement, at the time the Registration Statement became effective, contained an untrue statement of a material fact concerning the Sub-Adviser or omitted to state a material fact concerning the Sub-Adviser required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus contains any untrue statement of material fact concerning the Sub-Adviser or omits to state any material fact concerning the Sub-Adviser necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except such counsel expresses no belief with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement or the Prospectus.

                                      C-2